EXHIBIT 4

                INSTRUMENTS DEFINING THE RIGHTS OF STOCKHOLDERS

REFERENCE IS MADE TO REGISTRANT'S REGISTRATION STATEMENT NO. 000-00565 ON
FORM 8-A, TOGETHER WITH ANY EXHIBITS THERETO, WHICH ARE INCORPORATED HEREIN BY REFERENCE PURSUANT TO ITEM 3(d) TO THIS REGISTRATION STATEMENT.